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                                                                    EXHIBIT 10.1



                             TOWN PAGES HOLDINGS PLC


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                      THE RULES OF TOWN PAGES HOLDINGS PLC


                           EXECUTIVE SHARE OPTION PLAN


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                             ADOPTED BY THE COMPANY

                              ON DECEMBER 15, 1998





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                             TOWN PAGES HOLDINGS PLC

                           EXECUTIVE SHARE OPTION PLAN

                                    CONTENTS

                                                                                      RULE

1        INTERPRETATION AND CONSTRUCTION

         Definitions                                                                    (a)
         Construction                                                            (b) to (d)

2        LIMIT ON ORDINARY SHARE CAPITAL PLACED
         UNDER OPTION                                                           (a) and (b)

3        ORDINARY SHARE CAPITAL

         Availability of authorised capital and Scheme Shares                           (a)
         Variation of capital and adjustment of Options                         (b) and (c)

4        LIMIT ON AN EMPLOYEE'S PARTICIPATION

5        GRANT OF AN OPTION

         General                                                                        (a)
         Timing of grant                                                        (b) and (c)
         Additional conditions                                                          (d)
         Option Certificate                                                             (e)
         Renunciation of Options                                                        (f)

6        NON TRANSFERABILITY OF OPTIONS

7        RIGHTS TO EXERCISE OPTIONS

         General                                                                (a) and (b)
         Transfer to another country                                                    (c)
         Death                                                                          (d)
         Cessation of employment in special circumstances                       (e) and (f)
         Cessation of employment in other circumstances                          (g) to (h)
         Discretion to extend exercise period                                           (i)
         Lapsing of Options                                                             (j)

8        LOSS OF OFFICE OR EMPLOYMENT                                            (a) to (c)

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
9        TAKEOVERS, RECONSTRUCTION, AMALGAMATION AND
         LIQUIDATION

         Change in Control of the Company - Acquiring Company                    (a) to (d)
         Change in Control of the Company - Acquiring Person                            (e)
         Change in Control of the Company - additional provisions
         for Compromises                                                         (f) to (j)
         Changes to Scheme Share class or rights                                        (k)
         Liquidation                                                                    (l)
         Administration order                                                           (m)
         Voluntary arrangement                                                          (n)

10       EXERCISE OF OPTIONS AND LISTING OF SHARES

         Procedures on exercise                                                 (a) and (b)
         Deductions                                                             (c) and (d)
         Rights attaching to Scheme Shares                                              (e)
         Listing                                                                        (f)

11       SCHEME AMENDMENTS AND TERMINATION

         Amendments                                                              (a) to (d)
         Termination                                                                    (e)

12       ADMINISTRATION

         Notices and documents                                                   (a) to (b)
         Disputes                                                                       (c)
         Costs of the Scheme                                                            (d)
         Employee Trust                                                                 (e)
         Governing Law                                                                  (f)



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                             TOWN PAGES HOLDINGS PLC

                           EXECUTIVE SHARE OPTION PLAN

                                      RULES


1        INTERPRETATION AND CONSTRUCTION

DEFINITIONS

(a) In the Rules of this Scheme and in the Schedule attached hereto unless the context otherwise requires the following words and expressions shall have the meanings set out below:

Acquiring Company                   Any company which:

                                    (a)      has obtained Control of the Company
                                             either:

                                             (i)      as a result of making a
                                                      Takeover Offer; or



                                             (ii)     in pursuance of a
                                                      Compromise; or



                                             (iii)    becomes bound or entitled
                                                      to acquire Scheme Shares
                                                      on the terms of an offer
                                                      contained in Section 429
                                                      Notice(s).



Acquiring Person                    Any person, not being an Acquiring Company,
                                    who:

                                    (a)      either alone or together with any
                                             person acting in concert with him
                                             has obtained Control of the Company
                                             as a result of making a Takeover
                                             Offer or otherwise; or

                                    (b)      having Control of the Company,
                                             makes a general offer to acquire
                                             the whole of the issued Ordinary
                                             Share Capital (other than that
                                             which is already owned by him
                                             and/or by any person acting in
                                             concert with him).

Acquisition Price                   The amount payable in relation to the
                                    exercise of an


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                                    Option, being the amount (after any
                                    adjustment pursuant to Rule 3(b)) of the Option Price multiplied by the number of Scheme Shares in respect of which the Option is exercised.

the Act                             The Income and Corporation Taxes Act 1988.

Adoption Date                       The date on which this Scheme is adopted by
                                    the Company.

Appropriate Period                  In relation to:

                                    (a)      a Takeover Offer, means the period
                                             of 6 months beginning with the time
                                             when the person making the Takeover
                                             Offer has obtained Control of the
                                             Company and any condition subject
                                             to which the Takeover Offer is made
                                             is satisfied;

                                    (b)      a Compromise, means:

                                             (i)      where the Option is to be
                                                      exercised the period
                                                      permitted in the
                                                      operation of Rules 9(f)
                                                      to 9(j); or

                                             (ii)     where the Option is to be
                                                      Rolled-over, the period
                                                      of 6 months beginning
                                                      with the time when the
                                                      court sanctions the
                                                      Compromise;



                                    (c)      a Section 429 Notice means the
                                             period during which the Acquiring
                                             Company is entitled and bound to
                                             acquire shares on the terms of the
                                             offer contained in such Section 429
                                             Notice; and

                                    (d)      an Acquiring Person who obtains
                                             Control of the Company other than
                                             in a consequence of a Compromise,
                                             or who having Control of the
                                             Company makes a general offer for
                                             the whole of the issued Ordinary
                                             Share Capital, (other than that
                                             which is already owned by him
                                             and/or any person acting in concert
                                             with him) means the period of 6
                                             months


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                                             beginning with the time when the
                                             Acquiring Person obtains Control or
                                             makes the offer as the case may be.

Committee                           The compensation committee of the Company
                                    from time to time which consists wholly or mainly of non-executive directors;

the Companies Act                   The Companies Act 1985;

the Company                         Town Pages Holdings plc.

Compromise                          In relation to the Company, means a
                                    compromise or arrangement sanctioned or to be sanctioned by the court under section 425 of the Companies Act.

Control Control as defined in section 840 of the Act.

Date of Grant                       The date on which an Option is granted to
                                    an Employee, which shall be the date
                                    specified on the Option Certificate.

Directors                           The board of directors of the Company or a
                                    duly authorised committee thereof.

Employee An employee (other than a director) or a director (other than a non-executive director) of a Group Company;

Employees' Share Scheme             An employees' share scheme as defined in
                                    section 743 of the Companies Act.

Flotation                           Means the time when the ordinary shares of
                                    the Company are placed on the official list of a Recognised Stock Exchange.

Grantor                             Either:

                                    (i)      in relation to an Option granted by
                                             the Company, the Committee; or



                                    (ii)     in relation to an Option granted by
                                             the Trustees, the Trustees,
                                             provided that the Trustees shall in
                                             taking or refraining from


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                                             taking any action or in exercising
                                             any discretion take into account
                                             the recommendations of the
                                             Directors; or



                                    (iii)    in relation to an Option granted by
                                             any other person, that other person
                                             provided that such other person
                                             shall in taking or refraining from
                                             taking any action or in exercising
                                             any discretion take into account
                                             the recommendations of the
                                             Directors.

Group The Company and its Subsidiaries from time to time and the expression "member of the Group" shall be construed accordingly.

Group Company                       The Company, or a company which is for the
                                    time being a Subsidiary over which the
                                    Company has Control and which has been
                                    nominated by the Directors to participate for the time being in this Scheme.

Market Value                        (a)      In the case of Options granted
                                             under this Scheme, means:

                                             (i)      if at the relevant time
                                                      shares which are of the
                                                      same class as Scheme
                                                      Shares are listed on
                                                      Nasdaq or on a Recognised
                                                      Stock Exchange an amount
                                                      equal to the closing
                                                      price of a Scheme Share
                                                      on Nasdaq or such
                                                      Recognised Stock Exchange
                                                      on the business day
                                                      immediately preceding the
                                                      Date of Grant; or

                                             (ii)     if paragraph (i) above
                                                      does not apply, the
                                                      market value of a Scheme
                                                      Share as determined in
                                                      accordance with Part VIII
                                                      of the Taxation of
                                                      Chargeable Gains Act 1992
                                                      on the Date of Grant; or

                                    (b)      in the case of options granted
                                             under any other share option scheme
                                             of the Company, the market value of
                                             an ordinary share in the


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                                             capital of the Company determined
                                             under the rules of such scheme for
                                             the purpose of the grant of each
                                             such option.

Option A right to acquire Scheme Shares granted to an Employee under the provisions of this Scheme and for the time being subsisting.

Option Certificate                  The certificate in respect of a grant of
                                    an Option which shall be issued to an
                                    Option-holder in accordance with Rule 5(e).

Option-holder                       Any person who holds an Option or (where the
                                    context admits) his legal personal
                                    representative(s).

Option Price                        The price per Scheme Share determined by the
                                    Grantor, being:

                                             (i)      if the Date of Grant is
                                                      any time in the period
                                                      from the Adoption Date to
                                                      the date which is 42 days
                                                      following Flotation, any
                                                      price, except where
                                                      Scheme Shares are to be
                                                      subscribed when the price
                                                      shall not be less than
                                                      the nominal value of a
                                                      Scheme Share; or

                                             (ii)     if the Date of Grant is
                                                      any time after the date
                                                      which is 42 days
                                                      following Flotation a
                                                      price not less than the
                                                      Market Value of a Scheme
                                                      Share at the Date of
                                                      Grant except where Scheme
                                                      Shares are to be
                                                      subscribed when the price
                                                      shall not be less than
                                                      the greater of:



                                                      (i)     the nominal value
                                                              of a Scheme Share;
                                                              and

                                                      (ii)    the Market Value
                                                              of a Scheme Share.

Option Rollover                     In relation to an Option, means a release by
                                    an Option-holder with the consent of the Acquiring Company of his rights ("old rights") under this Scheme in consideration of the grant to him of rights ("new rights") which are equivalent to the old rights but which relate to shares in:

                                    (a)      the Acquiring Company; or

                                    (b)      a company which has Control of the
                                             Acquiring Company; or

                                    (c)      a company which either is, or has
                                             Control of, a company which is a
                                             member of a consortium within the
                                             meaning of section 187(7) of the
                                             Act owning either the Acquiring
                                             Company or a company having Control
                                             of the Acquiring Company

                                    and the term "equivalent" shall be construed in accordance with Rule 9(c).

Ordinary Share Capital              The ordinary share capital of the Company as
                                    defined in section 832(1) of the Act.

Proscribed Period                   The period of eight weeks preceding the
                                    announcement of the Company's annual or
                                    interim results to a Recognised Stock
                                    Exchange or any other time at which dealings in Scheme Shares by directors would be proscribed due to the existence of unpublished price sensitive information, whether by the rules of any national United
                                    States securities exchange, the Model Code of the London Stock Exchange, the Criminal
                                    Justice Act 1993, the Company's code on
                                    insider dealing or otherwise.

Recognised Stock Exchange           A recognised stock exchange as defined in
                                    Section 841(1) of the Act.

Rolled-over                         The action of effecting an Option Rollover
                                    or its completion.

the Rules                           The rules for the time being governing this
                                    Scheme.

this Scheme                         The Town Pages Holdings plc Executive Share
                                    Option Plan in its present form or as from time to time amended in accordance with the provisions hereof.

Scheme Shares                       Fully paid ordinary shares in the capital of
                                    the

                                    Company or any shares representing the same.

Section 429 Notice                  In relation to the Company, means a notice
                                    served by a person who has become entitled to serve such a notice on the shareholders of the Company under section 429 of the Companies Act 1985.

Subsidiary                          A company which is a subsidiary of the
                                    Company within the meaning of section 736 of the Companies Act.

Takeover Offer                      In relation to the Company, means either:

                                    (a)      a general offer to acquire the
                                             whole of the issued Ordinary Share
                                             Capital which is made on a
                                             condition such that if it is
                                             satisfied the person making the
                                             offer will have Control of the
                                             Company; or

                                    (b)      a general offer to acquire all the
                                             shares in the Company of the same
                                             class as the Scheme Share

                                    in either case, other than shares already owned by the offeror or persons acting in concert with the offeror.

Trustees The trustees of any trust created by the Company which taken together with the Rules is an Employees' Share Scheme.

CONSTRUCTION

(b)      Words or expressions used herein shall where appropriate:

         (i) when denoting the masculine gender include the feminine and vice-versa;

         (ii)     when denoting the singular include the plural and vice versa;

         (iii) when referring to any enactment be construed as a reference to that enactment as for the time being consolidated, amended, re-enacted or replaced and shall include any regulations made thereunder;

         (iv) when a period of time is specified and starts from a given day or the day of an act or event, be calculated inclusive of that day; and

         (v) be construed such that the headings and sub-headings are for ease of reference only, and do not affect the interpretation of any Rule.

(c) For the purpose of any application of the provisions of this Scheme, following an Option Rollover:

         (i)      Rules 1, 3, 7, 8, 9, 10, 12(a), 12(c), and 12(d), shall apply only in relation to the new rights be construed as if the following terms have the meaning assigned to them in this Rule 1(c) and not the meanings assigned to them in Rule 1(a):

                  Company the company in respect of whose shares new rights have been granted;

                  Directors         the board of directors of the company in
                                    respect of whose shares new rights have been granted or a duly authorised committee thereof;

                  Scheme Shares     fully paid ordinary shares in the capital of
                                    the company for the time being over whose shares new rights have been granted.

(d) Where under any of the provisions of these Rules it is provided that an Option shall lapse, that Option shall cease to be exercisable thereafter notwithstanding any other provision of these Rules.


2        LIMIT ON ORDINARY SHARE CAPITAL PLACED UNDER OPTION

(a) The aggregate nominal amount of Ordinary Share Capital over which Options may be granted on any date when aggregated with:

         (i) the nominal amount of Ordinary Share Capital issued or remaining issuable pursuant to options granted in the previous 10 years under this Scheme and under any other share option scheme established by the Company; and

         (ii) the nominal amount of Ordinary Share Capital under any other Employees' Share Scheme of the Company during the same 10 year period shall not exceed 10 per cent of the nominal amount of Ordinary Share Capital in issue on the day preceding that date.

(b) For the purposes of this Rule 2:

         (i) an Ordinary Share taken into account as being issuable pursuant to an Option, shall not also be taken into account as an Ordinary Share issued pursuant to an Option; and

         (ii) an Ordinary Share shall not be taken into account where the Option has lapsed, been released or has otherwise become incapable of exercise.


3        ORDINARY SHARE CAPITAL

AVAILABILITY OF AUTHORISED CAPITAL AND SCHEME SHARES

(a) The Company shall at all times keep available sufficient authorised and unissued Scheme Shares or shall procure that sufficient Scheme Shares are available for transfer to satisfy the exercise to the full extent still possible of all Options which have neither lapsed nor been fully exercised taking account of any other obligations of the Company to provide shares of the same class as Scheme Shares.

VARIATION OF CAPITAL AND ADJUSTMENT OF OPTIONS

(b) In the event of any capitalisation issue or rights issue or rights offer or any reduction, sub-division, consolidation or other variation of the capital of the Company, the number and/or the class of Scheme Shares comprised in any Option over Scheme Shares in the Company and/or the Option Price may be adjusted by the Grantor in its absolute discretion (including but without limitation retrospective adjustments where appropriate). Except in the case of an Option over Scheme Shares already in issue, no adjustment shall be made which would cause the Option Price to be less than the nominal value of that Scheme Share. Notice of any adjustment shall be given to those Option-holders affected by such adjustment by the Grantor who may call in Option Certificates for endorsement, cancellation or re-issue subsequent upon such adjustment.

(c) Where an Option subsists over both issued and unissued Scheme Shares, the adjustment permitted by Rule 3(b) may only be made if the reduction of the Option Price of both issued and unissued Scheme Shares may be made to the same extent.


4        LIMIT ON AN EMPLOYEE'S PARTICIPATION

         An Employee shall not be granted an Option on or after the date which is 42 days following the date of Flotation which would at the proposed Date of Grant cause the aggregate of the Market Value of the shares which he has or might have subscribed or may in future subscribe in respect of options granted in the ten years preceding such Date of Grant on the exercise of an option granted under this and any other share option scheme established by the Company (other than a savings-related share option scheme) but excluding any Option which has lapsed (and to the extent that the Option to be granted at such Date of Grant is a replacement Option also excluding any option which has been exercised) to exceed ten times the greater of:

         (i) the annual rate of the Employee's total remuneration (exclusive of bonuses, commissions and benefits-in-kind) from the Group as at the day immediately preceding the Date of Grant of that Option; or

         (ii) the total remuneration (inclusive of bonuses and commissions but exclusive of benefits-in-kind) payable to the Employee by the Group in the 12 months ending on the last day of the month immediately preceding the month in which the Date of Grant falls; or

         (iii) the total remuneration (inclusive of bonuses and commissions but exclusive of benefits-in-kind) payable to the Employee by the Group for any 12 month period in which the Date of Grant occurs.

         Any purported grant in excess of this limit shall be and take effect with respect to such number of Scheme Shares as would equal but not exceed this limit.


5        GRANT OF AN OPTION

GENERAL

(a) Subject to statutory restrictions and subject to the Rules of this Scheme the Grantor may grant any Employee an Option over such number of Scheme Shares as the Grantor may determine.

TIMING OF GRANT

(b)      Subject to (c) below Options shall only be granted:

         (i) except during a Proscribed Period, at any time immediately succeeding the date on which this Scheme is adopted by the Company until the expiry of the period of 42 days following the date of Flotation; and thereafter

         (ii) except during a Proscribed Period, at any time within the period of 42 days immediately succeeding the announcement of the Company's annual or interim results provided always that no Option shall be granted the Market Value of which would fall to be determined by reference to a dealing day or days preceding any such announcement; or

         (iii) at any other time if the Grantor considers that exceptional circumstances exist to justify the grant at such other time provided always that no Option shall be granted the Market Value of which would fall to be determined by reference to a dealing day or days within a Proscribed Period or where the grant would take place during such period.

(c) No Option shall be granted more than 10 years after the Adoption Date or to any Employee if the Date of Grant is less than two years before his normal retirement date under his contract of employment. If the Employee's normal retirement date is uncertain the Grantor may determine his normal retirement date for the purposes of the Scheme.

ADDITIONAL CONDITIONS

(d) The Grantor when granting any Option at any time after the expiry of the period of 42 days following the date of Flotation shall in its absolute discretion impose any conditions and limitations (additional to any conditions and limitations contained in any other of these Rules) upon the exercise of such Option provided that such additional conditions and limitations shall:

         (i) be objective, specified at the date of Grant and set out in full in, or details given with, the Option Certificate; and

         (ii) be such that rights to exercise such Option after the fulfilment or attainment of any conditions and limitations so specified shall not be dependent upon the further discretion of any person; and

         (iii) not be capable of amendment, variation or waiver unless an event occurs which causes the Directors to consider that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to satisfy.

         For the avoidance of doubt any Option granted prior to the expiry of the period of 42 days following the date of Flotation shall not be subject to any such additional conditions or limitations.

         Where such additional conditions or limitations have been imposed and have ceased to be capable of being satisfied or being satisfied in full except as a result of an event to which Rules 7(d) to 7(g) or Rule 9 applies that Option shall lapse in whole or in part as the case may be.

OPTION CERTIFICATE

(e) Upon the grant of an Option each Option-holder shall be issued with a certificate which shall be executed by the Grantor in such manner so as to take effect in law as a deed specifying the Date of Grant, the number of Scheme Shares the subject of the Option, the Option Price and shall specify or be accompanied by any conditions and limitations which may have been imposed in accordance with Rule 5(d).

RENUNCIATION OF OPTIONS

(f) Any Option may be renounced in whole or in part by the Option-holder by notice in writing to the Grantor received not later than 30 days after the Date of Grant of that Option in which case the Option shall for all purposes to that extent be deemed never to have been granted.

6        NON TRANSFERABILITY OF OPTIONS

Save as provided in Rule 7(e) no Option nor any right thereunder shall be capable of being transferred, assigned or charged. Any such purported transfer, assignment or charge shall result in the cancellation of the Option.


7        RIGHTS TO EXERCISE OPTIONS

GENERAL

(a)      Save as provided in Rules 7(c) to 7(g) and 9 an Option:

         (i) shall not be exercisable before the expiry of a period determined by the Grantor at the Date of Grant which shall not in any event be less than 3 years or more than 10 years; and

         (ii) shall not be exercisable or capable of being Rolled-over until any additional conditions and limitations imposed on the Option (and which have not been waived) in accordance with Rule 5(d) have been fulfilled; but

         (iii) subject to Rule 7(b), may thereafter be exercised in whole or in part at any time or from time to time provided that, unless the Directors determine otherwise, the exercise may not be during a Proscribed Period.

(b) No Option is exercisable later than 10 years from its Date of Grant (or the expiry of such shorter period as may be determined by the Grantor at the time of grant).

TRANSFER TO ANOTHER COUNTRY

(c) If an Option-holder, while continuing to hold an office or employment within the Group is to be transferred to work in another country and the Directors are satisfied that as a result of that transfer either:

         (i) he will suffer a tax disadvantage upon exercising his Option(s); or

         (ii) he will become subject to restrictions on his ability to exercise his Option(s) or to deal in the Scheme Shares obtained upon exercise of his Option(s)

         the Option-holder may subject to Rule 7(b), exercise all or any of his Options in whole or in part in the period commencing three months before and ending three months after the date of the transfer. Upon the expiry of such period any Option, to the extent unexercised, shall cease to be exercisable under this Rule 7(c) and shall be exercisable at such other time as provided in these Rules.

DEATH

(d) If an Option-holder dies, his legal personal representatives may exercise all or any of his Options in whole or in part within 12 months of his death.

CESSATION OF EMPLOYMENT IN SPECIAL CIRCUMSTANCES

(e) If an Option-holder shall cease to be employed within the Group by reason of:

         (i) injury, ill-health or disability (evidenced to the satisfaction of the Directors) or redundancy within the meaning of the Employment Rights Act 1996; or

         (ii) retirement on reaching his normal retirement age under his contract of employment (or earlier with the consent of his employing company); or

         (iii)    pregnancy

         he may, subject to Rule 7(b) and subject to 7(a)(ii) if an Option-holder ceases employment pursuant to Rule 7(e)(ii) exercise all or any of his Options in whole or in part during the period ending 6 months after the date of such cessation.

(f) If an Option-holder shall cease to be employed within the Group solely by reason that the company by which he is for the time being employed then ceases to be a member of the Group or by reason of the transfer of the undertaking or part of the undertaking in which the Option-holder is employed to a transferee which is not in the Group, then, he may, subject to Rule 7(b) exercise all or any of his Options in whole or in part during the period within 6 months after the date of such cessation or transfer as the case may be.

CESSATION OF EMPLOYMENT IN OTHER CIRCUMSTANCES

(g) If an Option-holder gives notice to terminate his employment such that he shall cease to be employed within the Group for a reason not falling within Rules 7(e) or 7(f) all his

         Options shall cease to be exercisable and shall lapse on the date such employment ceases save that the Directors may in their absolute discretion, but subject to Rules 7(a)(ii) and 7(b), prior to the cessation of employment consent to the exercise of any such Options in whole or in part to the extent determined by the Directors during the period within 6 months (or such shorter period as may be determined by the Directors) after such cessation.

(h) If an Option-holder is given notice terminating his employment such that he shall cease to be employed within the Group in circumstances not involving misconduct or impropriety on his part and for a reason not falling within Rules 7(e) or 7(f), all his Options shall cease to be exercisable and shall lapse on the date such notice is given save that the Directors may in their absolute discretion but subject to Rules 7(a)(ii) and 7(b) consent to the exercise of any such Options in whole or in part to the extent determined by the Directors during the period within 6 months (or such shorter period as may be determined by the Directors) after the giving of such notice.

DISCRETION TO EXTEND EXERCISE PERIOD

(i) The Directors acting fairly and reasonably may in its absolute discretion but subject to Rule 7(b) and before the expiry of the specified periods extend the periods of 6 months specified in Rules 7(e), 7(f) and 7(h), to such longer period as it may determine.

LAPSING OF OPTIONS

(j) At the expiry of the periods specified in Rules 7(d) to 7(h), as the case may be or such longer period as may have been determined under Rule 7(i) any Options held by the Option-holder concerned shall, to the extent unexercised, lapse.


8        LOSS OF OFFICE OR EMPLOYMENT

(a) The grant of an Option does not form part of the Option-holder's entitlement to remuneration or benefits pursuant to his contract of employment nor does the existence of a contract of employment between an Employee and any company give such Employee any right or entitlement to have an Option granted to him in respect of any number of Scheme Shares or any expectation that an Option might be granted to him whether subject to any conditions or at all and the grant of an Option shall not give him any entitlement or expectation that further Options will be granted.

(b) The rights and obligations of an Option-holder under the terms and conditions of his office or employment shall not be affected by his participation in the Scheme or any right he may have to participate in the Scheme.

(c) An individual who participates in the Scheme waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever in so far as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination or from the loss or diminution of value of such rights or entitlements. If necessary, the Option-holder's terms of employment shall be varied accordingly.


9        TAKEOVERS, RECONSTRUCTION, AMALGAMATION AND
         LIQUIDATION

CHANGE IN CONTROL OF THE COMPANY - ACQUIRING COMPANY

(a) If after the Adoption Date, and subject to Rules 9(f) to 9(j), a company has become an Acquiring Company the Directors shall as soon as practicable thereafter notify every Option-holder accordingly and each Option-holder may subject to Rule 7(b) within the Appropriate Period:

         (i) exercise all or any of his Options in whole or in part (but in the case of a Compromise Rules 9(f) to 9(j) shall apply); and

         (ii) to the extent that an Option is not or has not been exercised, execute, with the consent of the Acquiring Company, an Option Rollover by a notice in writing in a form prescribed by the directors of the Acquiring Company.

(b) To the extent that any Option which has become exercisable and/or capable of being Rolled-over, pursuant to Rule 9(a)(i) or 9(a)(ii), has not been exercised and/or Rolled-over at the expiry of the Appropriate Period it shall thereupon continue to subsist unless shares cease to be Scheme Shares or the Directors determine otherwise provided always that such determination shall apply to all subsisting Options. Options which continue to subsist shall be subject to the same terms and conditions that applied before the date of the change of Control or service of the
         Section 429 Notice (as the case may be). Where the Directors have determined otherwise it shall notify all Option-holders to whom such determination applies. Where Options continue to subsist any conditions imposed on the Option under Rule 5(a) shall be deemed to be satisfied at the expiry of the Appropriate Period.

(c) For the purposes of an Option Rollover the new rights shall only be regarded as equivalent to the old rights if:

         (i) the new rights are exercisable in the same manner as the old rights and subject to the provisions of this Scheme as it had effect immediately before an Option Rollover; and


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         (ii)     the total market value of Scheme Shares subject to an Option which is being Rolled-over is equal immediately before such Option Rollover to the total market value (determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992) of the shares in respect of which an Option-holder's new rights are being granted immediately after such Option Rollover; and

         (iii) the total amount payable in respect of the exercise in full of an Option following an Option Rollover is equal to the total Acquisition Price immediately preceding such Option Rollover.

(d) For the purposes of any application of the provisions of this Scheme, following an Option Rollover any new rights granted pursuant to Rule 9(a) shall be regarded as having been granted at the time the corresponding old rights were granted. With effect from the Option Rollover, the new rights shall be subject to the provisions of the Scheme as it had effect in relation to the Options which have been released, except that Rule 11 shall not apply.

CHANGE IN CONTROL OF THE COMPANY - ACQUIRING PERSON

(e) If after the Adoption Date, a person has become an Acquiring Person and subject to Rules 9(f) to 9(j) the Directors shall, as soon as practicable thereafter, notify every Option-holder accordingly and each Option-holder may, subject to Rule 7(b) within the Appropriate Period exercise all or any of his Options in whole or in part (but in the case of a Compromise Rules 9(f) to 9(j) shall apply) and to the extent that any Option which has become exercisable pursuant to this Rule 9(e) has not been exercised at the expiry of the Appropriate Period it shall thereupon continue to subsist to the extent unexercised unless the Scheme Shares cease to exist or the Directors determine otherwise. Options which continue to subsist shall be subject to the same terms and conditions which applied before the change of Control or the general offer was made or the Section 429 Notice was served (as the case may be). When the Directors has determined otherwise, it shall notify all Option-holders to whom such determination applies. Options which continue to subsist shall be subject to the same terms and conditions which applied before the change in Control or the general offer was made or the section 429 Notice was served (as the case may be) with the exception that any conditions imposed on the Option in accordance with Rule 5(d) shall be deemed to have been satisfied at the expiry of the Appropriate Period.

CHANGE IN CONTROL OF THE COMPANY - ADDITIONAL PROVISIONS FOR COMPROMISES

(f)      Where a Compromise is proposed between the Company and its members:

         (i) Options which prior to the date of any general meeting of the members ordered by the court have become exercisable pursuant to the Rules of this Scheme excluding Rule 9 shall, subject to Rules 9(h) to 9(j), remain exercisable and may at the election of the Option-holder be exercised on the basis set out in Rule 9(g); and

         (ii)     Rule 9(g) shall apply to any Option not falling within Rule
                  9(f)(i).

(g) Options to which this Rule 9(g) applies shall become exercisable from the date of the meeting of the members ordered by the court on terms that exercise is conditional on the court sanctioning the Compromise and where exercise is permitted under this Rule 9(g):

         (i) notice of exercise shall be in such form as may be prescribed by the Directors; and

         (ii) notwithstanding any other provision in this Scheme, the date of exercise of all Options exercised conditionally pursuant to this Rule 9(g) shall be the date on which the court sanctions the Compromise.

(h) Notwithstanding any other Rule in this Scheme, unless the Directors determine otherwise, no notice of exercise of an Option shall be effective if received on or after the day on which it is anticipated that the court will sanction the Compromise.

(i) If after six months from the date of the meeting ordered by the court to consider the Compromise referred to in Rule 9(f) the court has not sanctioned the Compromise, the conditional exercise of Options under Rule 9(f) shall be of no effect and Rules 9(f) and 9(h) shall cease to apply in relation to that Compromise.

(j) Upon the Compromise becoming effective, any Options, to the extent unexercised, shall lapse.

CHANGES TO SCHEME SHARE CLASS OR RIGHTS

(k) If notice is duly given of a general meeting of the Company at which a resolution will be proposed whereby:

         (i) the class of shares for the time being constituting Scheme Shares will be altered; or

         (ii) the rights attaching to shares which for the time being constitute Scheme Shares will be altered so that such shares will cease to be Scheme Shares an Option shall, subject to Rule 7(b) be exercisable in whole or in part at any time thereafter until such resolution is duly passed or defeated or the general meeting concluded or adjourned, sine die, whichever shall first occur. If such a resolution is passed, an Option shall, to the extent unexercised, thereupon lapse. If such a resolution is defeated, the relevant Option shall, to the extent unexercised, thereupon continue to subsist.

LIQUIDATION

(l) If notice is duly given of a general meeting at which a resolution will be proposed for the voluntary winding-up of the Company, except for the purposes of reconstruction or amalgamation, an Option shall, subject to Rules7(a)(ii) and 7(b), be exercisable in whole or in part at any time thereafter until the resolution is duly passed or defeated or the general meeting concluded or adjourned sine die, whichever shall first occur. If such a resolution is passed the relevant Option shall, to the extent unexercised, thereupon lapse. If such a resolution is defeated, the relevant Option shall, to the extent unexercised, thereupon continue to subsist.

ADMINISTRATION ORDER

(m) If an administration order is made in relation to the Company, each Option-holder shall, subject to Rules7(a)(ii) and 7(b), be entitled to exercise his Option in whole or in part within 6 weeks after the date of the administration order, provided that the issue of Scheme Shares pursuant to such exercise is authorised by the administrator(s) or the court.

VOLUNTARY ARRANGEMENT

(n) If a voluntary arrangement is proposed in relation to the Company pursuant to Part I of the Insolvency Act 1986, each Option-holder shall, subject to Rules7(a)(ii) and 7(b), be entitled to exercise his Option in whole or in part within 14 days after the date of despatch of any notices of meetings summoned under Section 3 of the Insolvency Act 1986 in relation to such proposal.


10       EXERCISE OF OPTIONS AND LISTING OF SHARES

PROCEDURES ON EXERCISE

(a) Exercise of an Option, or of new rights under this Scheme shall be effected by a notice of exercise in writing in a form prescribed from time to time by the Grantor lodged with the Grantor at the Company's registered office or such other address as may be determined by the Grantor to be appropriate specifying the number of Scheme Shares in respect of which the Option is being exercised and accompanied by payment in full of the Acquisition Price for the Scheme Shares concerned. Payment may be made by banker's draft or cheque provided that if the cheque is not cleared the Employee shall be deemed never to have exercised his Option and the Company will be under no obligation to provide any Scheme Shares for him. Payment may also be made electronically by agreement with the Grantor. Notwithstanding anything to the contrary therein contained such notice shall (other than in the circumstances mentioned in the immediately preceding proviso and/or in Rule 9(g) above) take effect upon receipt of notice and payment in full and such day shall constitute for all purposes the date of exercise of such

         Option and, unless otherwise agreed between the Grantor and the Option-holder the Trustees or any other person shall procure that the relevant Scheme Shares in respect of an Option shall be transferred or the Secretary of the Company shall procure that the said shares are issued to the Option holder, or as directed in writing by the Option holder (as the case may be) within 28 days thereafter. The Option Certificate should also be lodged but failure to do so will not invalidate the exercise of the Option. The Grantor will keep a suitable form of notice available, so that an Option-holder desirous of exercising an Option may obtain copies thereof from the Grantor. In the case of a partial exercise of an Option, the Grantor shall deliver an Option Certificate in relation to the balance.

(b) All transfers and all allotments of Scheme Shares shall be subject to any necessary consents of HM Treasury or other authorities in the United Kingdom or elsewhere under enactments or regulations for the time being in force and it shall be the responsibility of the Option-holder to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

DEDUCTIONS

(c) Where in relation to any Options the Trustees, the Company or any member of the Group (as the case may be) is liable, or is in accordance with current practice believed to be liable under any statute or regulation or otherwise to account to any revenue or other authority for sums in respect of any tax or social security liability of the Option-holder then it may impose such conditions upon the exercise of Options as are necessary to ensure that it is able to meet such liabilities, including but without limitation a condition that no exercise may take place unless the Trustees, the Company or any member of the Group (as the case may be) has been provided by the Option-holder with cash funds sufficient to meet any liability for PAYE, pursuant to section 203B of the Act or otherwise, and social security. As an alternative to the Option-holder providing such cash funds he may enter into arrangements acceptable to the Trustees, the Company or any member of the Group (as the case may be) to secure that such cash funds are available (whether by authorising the sale of some or all of the Scheme Shares on his behalf and the payment to the Trustees, the Company or any member of the Group (as the case may be) of the relevant amount out of the proceeds of sale or otherwise).

(d) Option-holders may be required to sign a copy of the Option Certificate or some other document acknowledging the ability to impose such conditions as are referred to in Rule 10(c) at any time, such signed copy to be returned to the Grantor by the date specified at the time the Option is granted. Failure to return such signed copy of the Option Certificate in time will cause the Option to lapse.

RIGHTS ATTACHING TO SCHEME SHARES

(e) Scheme Shares transferred pursuant to the Scheme will be transferred without the benefit of any rights attaching thereto by reference to a record date preceding the date of exercise.

         Save as regards rights attaching to Scheme Shares by reference to a record date prior to the date on which the Scheme Shares are allotted and issued, Scheme Shares issued upon the exercise of Options shall be identical and rank pari passu in all respects with the shares of the same class then in issue.

LISTING

(f) At any time when the Scheme Shares are listed on a Recognised Stock Exchange, the Company shall use its best endeavours to ensure that as soon as practicable after the allotment of any Scheme Shares under this Scheme the same shall be admitted to such Recognised Stock Exchange.


11       SCHEME AMENDMENTS AND TERMINATION

AMENDMENTS

(a) Subject to Rule 11(c) the Directors may from time to time at its absolute discretion, but (where the Grantor is not the Company subject to the prior consent of such Grantor if appropriate) amend any of the Rules provided that after Flotation except with the prior approval of the shareholders of the Company in general meeting no amendment to the advantage of Option-holders (present or future) shall be made to:

         (i)      the persons to whom Options may be granted;

         (ii)     the limitations on the grant of Options;

         (iii) the determination of the price at which Scheme Shares may be acquired on the exercise of Options;

         (iv)     the adjustment of Options;

         (v)      the restrictions on the exercise of Options;

         (vi) the rights to be attached to Scheme Shares issued upon the exercise of Options;

         (vii)    the rights of Option-holders on a winding-up of the Company;

         (viii)   the transferability of Options; and

         (ix)     this Rule 11.

(b) No amendment waiver or replacement to or of this Scheme (or any Rule) shall be made to the extent to which it would have the effect of abrogating or altering adversely any of the subsisting rights of Option-holders except with such consent on their part as would be required by the provisions of the relevant company's Articles of Association if the Scheme Shares to be issued or transferred on the exercise of the Options already granted and still subsisting were so issued or transferred and constituted a separate class of share capital and if such provisions applied mutatis mutandis thereto.

(c) The requirement in Rule 11(a) to obtain the prior approval of the shareholders to certain amendments after Flotation shall not apply to any amendment which the Directors consider is necessary or desirable to comply with or take account of the provisions of any proposed or existing legislation including but without limitation overseas securities legislation, or to take advantage of any changes to legislation, or to take account of any of the events mentioned in Rule 9, or to obtain or maintain favourable exchange control taxation or regulatory treatment of the Company, and Subsidiary or any Option-holder provided any such alteration does not affect the basic principles of the Scheme or the limits contained in Rule 2.

(d) The Directors shall have the power from time to time to make or vary regulations for the administration of this Scheme and to amend the terms or impose further conditions on the grant and exercise of Options to take account of overseas taxation, and securities or exchange control laws provided always that such regulations, terms and conditions shall not be inconsistent with the provisions of this Scheme.

TERMINATION

(e) Notwithstanding the provision contained in Rule 5(c) the Company by ordinary resolution or the Directors may at any time resolve that no further Options be granted under this Scheme, and in such event no further Options will be granted but in all other respects the provisions of this Scheme shall remain in full force and effect.


12       ADMINISTRATION

NOTICES AND DOCUMENTS

(a) Written notice of any amendment made in accordance with Rule 11 shall be given to those Option-holders affected by such amendment.

(b) Any notice or other document required to be given hereunder to any Option-holder shall be delivered to him or sent by First Class pre-paid post to him at his home address according to the records of the Company or such other address as may appear to the Grantor to be appropriate. Any notice or other document required to be given to the Grantor shall be delivered to the Grantor or sent by First Class pre-paid post to the Grantor at the Company's registered office or such other address as may be determined by the Grantor to be appropriate. Notices sent by post shall be deemed to have been given on the third day following the date of posting.

DISPUTES

(c) The decision of the Directors in any dispute or question relating to any Option shall be final and conclusive subject to the terms of this Scheme.

COSTS OF THE SCHEME

(d) The costs of introducing and administering this Scheme shall be borne by the Company.

EMPLOYEE TRUST

(e) The Company or any subsidiary may provide money to the Trustees or to any other person to enable them or him to acquire shares to be held for the purposes of the Scheme or enter into any guarantee or indemnity for those purposes, to the extent permitted by section 153 of the Companies Act.

GOVERNING LAW

(f) These Rules shall be governed by and construed in accordance with English law.